News Release                                     Exhibit 99.2

Charlotte’s Web Announces Closing of Transaction with British American Tobacco, including US$10 Million Investment

LOUISVILLE, CO. – May 28, 2026 - (TSX:CWEB) (OTCQX:CWBHF) Charlotte's Web Holdings, Inc. ("Charlotte's Web" or the "Company") is pleased to announce that, further to its press release dated March 30, 2026, Charlotte’s Web has closed the transaction with BT DE Investments Inc. (“BAT”), a subsidiary of British American Tobacco p.l.c. (LSE: BATS and NYSE: BTI), comprised of two components: (i) the amendment and conversion of BAT’s outstanding C$75.3 million (or approximately US$55 million) as of May 28, 2026 principal amount of the convertible debenture, as well as all accrued interest thereon, into common shares of Charlotte’s Web at a conversion price of C$0.94 per share; and (ii) a concurrent additional equity investment by BAT of US$10 million by way of a private placement at a per share price (the “Subscription Price”) of C$0.94 (collectively, the “Transaction”). The Transaction is subject to final approval from the Toronto Stock Exchange (the “TSX”).
“This transaction meaningfully strengthens our balance sheet and enhances our capital position,” said Bill Morachnick, Chief Executive Officer of Charlotte’s Web. “With increased financial flexibility and a streamlined capital structure, we are better positioned to execute our growth strategy, expand access, and deliver long-term value for our shareholders. We are grateful to British American Tobacco for their continued investment.”
Transaction Overview
Amendment and Conversion of Outstanding Debenture
The convertible debenture issued by Charlotte’s Web to BAT on November 14, 2022, in the original principal amount of C$75,341,080 (US$54.7 million), was amended and converted in full into common shares of Charlotte’s Web at a conversion price of C$0.94 per share. The converted amount includes the full principal amount of C$75,341,080 together with C$14,223,321 (US$10.3 million) in accrued interest, for a total converted amount of C$89,564,401 (US$65 million), resulting in the issuance of 95,281,277 common shares to BAT in full and final settlement of the convertible debenture.
US$10 Million Concurrent Private Placement
Concurrently with the debenture conversion, BAT subscribed for an additional non-brokered private placement of 14,662,765 common shares of Charlotte’s Web at the Subscription Price, for gross proceeds of US$10 million (C$13.8 million). The net proceeds of the cash will be used to support the Company’s participation in the anticipated CMMI Medicare pilot program and other medical channel initiatives. The program creates a pathway for eligible Medicare beneficiaries to access CBD products through consultation with their physician, subject to program requirements and regulatory approvals.
The Company is a corporation existing under the laws of the province of British Columbia with its head office located at 700 Tech Court, Louisville, Colorado 80027, USA. BAT is a corporation existing under the laws of the state of Delaware with its head office located at 401 North Main Street, Winston-Salem, North Carolina 27010, USA.
No Offer or Solicitation
This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.
About Charlotte’s Web Holdings, Inc.
Charlotte's Web Holdings, Inc., a Certified B Corporation headquartered in Louisville, Colorado, is a botanical wellness innovation company and a market leader in hemp extract wellness that includes Charlotte’s Web whole-plant full-spectrum CBD extracts as well as broad-spectrum CBD and cannabinoid isolates. The Company's hemp extracts have naturally occurring botanical compounds including cannabidiol ("CBD"), CBN, CBC, CBG, THC, terpenes, flavonoids, and other beneficial compounds. Charlotte’s Web product categories include CBD oil tinctures (liquid products), CBD gummies (sleep, calming, exercise recovery, immunity), CBN gummies, hemp-derived THC microdose gummies, functional mushroom gummies, CBD capsules, CBD topical creams, and lotions, as well as CBD pet products for dogs. Through its substantially vertically integrated business model, Charlotte’s Web maintains stringent control over product quality and consistency with analytic testing from soil to shelf for quality assurance. Charlotte’s Web products are distributed to retailers and healthcare practitioners throughout the U.S.A. and are available online through the Company's website at www.charlottesweb.com.
Shares of Charlotte's Web trade on the Toronto Stock Exchange (TSX) under the symbol “CWEB” and are quoted in U.S. Dollars in the United States on the OTCQX under the symbol “CWBHF”. Subscribe to Charlotte's Web investor news.

For more information:
Cory Pala
Director of Investor Relations
(720) 484-8930
Cory.Pala@CharlottesWeb.com

Forward-Looking Information
Certain information provided herein constitutes forward-looking statements or information (collectively, “forward-looking statements”) within the meaning of applicable securities laws. Forward-looking statements are typically identified by words such as “may,” “will,” “should,” “could,” “anticipate,” “expect,” “project,” “estimate,” “forecast,” “plan,” “intend,” “target,” “believe” and similar words suggesting future outcomes or statements regarding an outlook. Forward-looking statements are not guarantees of future performance and readers are cautioned against placing undue reliance on forward-looking statements. Specifically, this press release contains forward-looking statements relating to, but not limited to: obtaining the necessary TSX approval of the Transaction; benefits to the Company of completing the Transaction with BAT; use of proceeds of the Transaction; the Company’s participation in the CMMI pilot program; and financial impacts to the Company of completing the Transaction.

By their nature, these statements involve a variety of assumptions, known and unknown risks and uncertainties, and other factors which may cause actual results, levels of activity, and achievements to differ materially from those expressed or implied by such statements. The forward-looking statements contained in this press release are based on certain assumptions and analysis by management of the Company in light of its experience and perception of historical trends, current conditions and expected future developments and other factors that management believes are appropriate and reasonable. The material factors and assumptions used to develop the forward-looking statements herein include, but are not limited to: the receipt of TSX approval and the satisfaction of all other conditions to completion of the Transaction; the anticipated impact of the debenture conversion and private placement on the Company’s balance sheet, shareholders’ equity, and financial position; the intended use of private placement proceeds; expectations around hemp wellness distribution through the CMMI Medicare pilot program; the progress and potential outcomes of DeFloria’s Phase 2 clinical trials for AJA001; anticipated cost reductions and their impact on the Company’s improving cash flow outlook; regulatory regime changes and federal hemp policy developments; anticipated product development and sales; the success of sales and marketing activities; availability of adequate liquidity and capital to support operations and business plans; and expectations around consumer product demand. In addition, the forward-looking statements are subject to risks and uncertainties pertaining to, among other things: the risk that the Transaction does not receive required regulatory approvals or that closing conditions are not satisfied; supply and distribution chains; the market for the Company’s products; revenue fluctuations; regulatory changes; loss of customers and retail partners; retention and availability of talent; competing products; share price volatility; loss of proprietary information; product acceptance; internet and system infrastructure functionality; information technology security; available capital to fund operations and business plans; crop risk; economic and political considerations; and including but not limited to those risks and uncertainties discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ending December 31, 2024, and other risk factors contained in other filings with the Securities and Exchange Commission available at http://www.sec.gov and filings with Canadian securities regulatory authorities available at www.sedarplus.ca. The impact of any one risk, uncertainty, or factor on a particular forward-looking statement is not determinable with certainty as these are interdependent, and the Company’s future course of action depends on management’s assessment of all information available at the relevant time.

Any forward-looking statement in this press release is based only on information currently available to the Company and speaks only as of the date on which it is made. Except as required by applicable law, the Company assumes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. All forward-looking statements, whether written or oral, attributable to the Company or persons acting on the Company’s behalf, are expressly qualified in their entirety by these cautionary statements.